EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RAE Systems Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Ng, Chief Financial Officer and Vice President, Business Development of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Joseph Ng
October 29, 2002		Joseph Ng Chief Financial Officer and Vice-President, Business Development